Exhibit 10.1

Fannie Mae
Elective Deferred Compensation Plan II
Election for Deferral Year 2005 – Form 1

Name: —

Social Security #: —— Employee #: —

This Election Form applies to the period beginning on January 1, 2005 and ending on December 31, 2005, pursuant to the terms of the Fannie Mae Elective Deferred Compensation Plan II (the “Plan”). Fannie Mae reserves the right to amend the Plan and the treatment of deferrals thereunder to the extent it deems it necessary or appropriate to do so in view of the requirements of Section 409A of the Internal Revenue Code, and related guidance, or otherwise in accordance with the Plan.

I. Deferral Election – Executives: I elect to defer the receipt of a portion of my compensation beginning on the date specified above, as follows (select and complete all of the following that apply):

[ ] ANNUAL BASE SALARY:

$XXX (Minimum deferral is $1,000 and must be made in $1,000 increments. Maximum deferral is 50% of annual regular base salary.)

[ ] ANNUAL BONUS AWARD:

$ XXX; OR
XXX%; OR
XXX% of the amount greater than —.

If you elect to defer 100% of your bonus, the amount deferred will be net of taxes because FICA must be withheld.

II. Deferral Election – Board of Directors: I elect to defer the receipt of a portion of my compensation beginning on the date specified above, as follows:

[ ] ANNUAL RETAINER AND FEES:

XXX % (Percentage amount must be in increments of 25%)

III. I understand that this election to defer is contingent on my eligibility to participate in the Plan and my completion and timely submission of any and all enrollment forms applicable to this Plan.

Signature	Date

To be completed by the Company

Accepted on behalf of Fannie Mae	Date

Fannie Mae
Elective Deferred Compensation Plan II
Benefit Distribution for Deferral Year 2005 – Form 2

Name: —

Social Security #: —— Employee #: —

Under the Fannie Mae deferred compensation program as in effect for amounts deferred after 2004 (the “Plan”), I understand that, within the limitations of the Plan, I may elect the manner in which I wish to receive all of my account balance attributable to Deferral Year 2005 under the Plan. I acknowledge that Fannie Mae has the right to amend the Plan and the treatment of deferrals thereunder to the extent it deems it necessary or appropriate to do so in view of the requirements of Section 409A of the Internal Revenue Code, and related guidance, or otherwise in accordance with the Plan. Accordingly, I elect as follows:

I. Annual Base Salary, Retainer, and Fees

Benefit Distribution: I elect to receive payment of my account balance under the Plan for Deferral Year 2005 upon reaching my benefit distribution date in the following manner (select one):

[ ]	One lump sum distribution

[ ]	Annual installments for XXX year(s) (not to exceed 15 years)

[ ]	One lump sum of $XXX followed by annual installments for XXX year(s) (not to exceed 15 years).

Benefit Distribution Date: I elect to receive payment of my account balance under the Plan for Deferral Year 2005 according to the form of distribution elected above, beginning as soon as practicable in (select one):

[ ]	The first January or July payment date that follows my Retirement by at least six months.

[ ]	The first January or July payment date that follows my Termination from Service by at least six months.

[ ]	January XXX (year) (no earlier than January 2006)

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— Participant’s initials

—— Date

Fannie Mae page 2
Deferred Compensation Plan
Benefit Distribution for Deferral Year 2005 – Form 2 (continued)

II. Annual Bonus Award (Employees only)

Form of Benefit Distribution: I elect to receive payment of my account balance attributable to Deferral Year 2005 under the Plan upon reaching my benefit distribution date in the following manner (select one):

[ ]	One lump sum distribution

[ ]	Annual installments for XXX year(s) (not to exceed 15 years)

[ ]	One lump sum of $ XXX followed by annual installments for XXX year(s) (not to exceed 15 years).

Benefit Distribution Date: I elect to receive payment of my account balance under the Plan for Deferral Year 2005 according to the form of distribution elected above, beginning as soon as practicable in (select one):

[ ]	The first January or July payment date that follows my Retirement by at least six months.

[ ]	The first January or July payment date that follows my Termination from Service by at least six months.

[ ]	January XXX (year) (no earlier than January 2007)

III. Termination of Service : In the event that my employment with Fannie Mae ends for reasons other than death or Retirement, I hereby make the following election regarding the unpaid balance of my account(s) (select one):

[ ]	I elect to receive the balance of my account(s) in a single lump sum payment in the January or July at least six months following my date of Termination of Service.

[ ]	I elect to have my deferral balance continue beyond
Termination of Service and to be paid in accordance with the elections I have made in the boxes above. I understand that if
I have elected to have payment commence due to retirement, that for purposes of the election, the date used in place of my
retirement date will be the date I reach 55 and would have had 5 years of service had I remained employed with Fannie Mae. (Note:
Actual payment(s) will commence no sooner than six months after the Termination date.)

— Participant’s initials
—— Date

Fannie Mae

Elective Deferred Compensation Plan II
Investment Allocation for Deferral Year 2005 – Form 3

Name: —

Social Security #: —— Employee #: —

New Deferrals (Minimum increments of 5%)	I elect to allocate all new deferrals among the following options (allocations in whole percentages only):

HYPOTHETICAL INVESTMENT OPTIONS

XXX %	Advantus Bond

XXX %	Advantus International Bond

XXX %	Advantus Index 400 Mid-Cap

XXX %	Advantus Index 500

XXX %	Advantus Money Market

XXX %	Advantus Mortgage Securities

XXX %	Deutsche VIT Small Cap Index Fund

XXX %	Fannie Mae Cost of Debt (The rate used for the Fannie Mae Cost of
Debt Fund is determined each January and applied for the full calendar year. The rate for 2004 is 2.61%. This means that the 2005 rate is not yet known.)

XXX %	Fidelity VIP Equity Income

XXX %	Fidelity VIP High Income

XXX %	Fidelity VIP II Contrafund

XXX %	Janus Aspen Series Capital Appreciation

XXX %	Janus Aspen Series International Growth

XXX %	Waddell & Reed Balanced

XXX %	Waddell & Reed Core Equity

XXX %	Waddell & Reed Growth

XXX %	Waddell & Reed International II

XXX %	Waddell & Reed Micro Cap Growth

XXX %	Waddell & Reed Small Cap Growth

XXX %	Waddell & Reed Small Cap Value

XXX %	Waddell & Reed Value

100%	Please ensure all allocation selections total 100%

I understand that these allocations represent hypothetical investments only and that my rights under the Plan are solely those of an unsecured general creditor of Fannie Mae.

— Participant’s initials

—— Date

Fannie Mae
Elective Deferred Compensation Plan II
Beneficiary Designation – Form 4

Name: —

Social Security #: —— Employee #: —

Address: —

This form supercedes all previous designations made under the Elective Deferred Compensation Plan(s) I or II and the Career Deferred Compensation Plan and will apply to your deferral accounts under all of these plans or any successor plan. You need to complete this form only if you want to change your beneficiary designations currently on file or if you did not supply a beneficiary designation previously (i.e., this is your first year of enrollment). If you already have a beneficiary designation form on file for any of these plans, it will apply to all of your accounts in all of these plans unless you complete and file this form.

I. Beneficiary Designation: (Attach separate sheets if necessary)

You must designate a Beneficiary(ies) to receive any Plan benefits payable in the event of your death. If you are married and live in a community property state, you must designate your spouse as your sole (100%) primary Beneficiary unless he or she consents to the designation of another primary Beneficiary(ies). This spousal consent is made in Section III of this form.

Primary Beneficiary (ies):

Name	Address	SSN	Relationship	Share (%)

1.

2.

3.

In the event that all Primary Beneficiaries predecease the participant, benefits will be provided to the Contingent Beneficiaries as you designate below.
Contingent Beneficiary (ies):

Name	Address	SSN	Relationship	Share (%)

1.

2.

3.

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— Participant’s initials
—— Date

Fannie Mae page 2
Deferred Compensation Plan
Beneficiary Designation — Form 4 (continued)

II. Acknowledgement:

The delivery of this form to Clark Consulting revokes any and all prior Beneficiary designations that I have made under the current or predecessor Plans. I hereby reserve the right to revoke or change my designation of Beneficiary(ies) at any time prior to my death by delivering a properly completed Beneficiary Designation Form to Clark Consulting or by writing and delivering a letter to Clark Consulting setting forth my change of Beneficiary(ies).

III. Spousal Consent:

Complete only if spouse is not primary Beneficiary and you live in a community property state.

I, the undersigned spouse, am married (or deemed under applicable state law to be married) to —. I hereby waive my right to any benefits under the plans and give my consent to his/her designation of Beneficiary(ies) as set forth above.

I hereby represent that I have read and understand this form and, further, that I understand that the effect of my consent is that I will not receive from the Plan the benefits which I otherwise could have received upon his/her death.

Spouse’s signature	Date

—
Spouse’s printed name

Spousal consent must be notarized

State of: —— County of: —
The person whose signature is set forth above as spouse appeared before me this day and completed or affirmed such signature in my presence as his or her free and voluntary act given under my hand and notarial seal this —— day of —, 20 —— .

—

Notary Public’s Printed Name	Notary Public’s Address

Notary Public’s Signature	—

—

Commission Expiration Date

Deliver this completed form to Clark Consulting, 2121 San Jacinto Street, Suite 2200, Dallas, Texas 75201-7906.

— Participant’s initials
—— Date